TAXATION	12 Months Ended
Dec. 31, 2014
TAXATION
TAXATION

15.  TAXATION

Cayman Islands

Under the current laws of Cayman Islands, the Company is not subject to tax on income or capital gain. In addition, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

The Company’s subsidiaries registered in the Hong Kong are subject to Hong Kong Profits Tax (“CIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate is 16.5% in Hong Kong.

Taiwan

The Company’s consolidated entities registered in the Taiwan are subject to Taiwan Enterprise Income Tax (“CIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant Taiwan income tax laws. The applicable tax rate is 17% in Taiwan.

China

The Company’s subsidiaries and VIEs registered in the PRC are subject to PRC Corporate Income Tax (“CIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant PRC income tax laws.

In 2007, the National People’s Congress passed new PRC CIT Law and Detailed Implementation Rules of China CIT Law. The CIT laws were effective on January 1, 2008. The CIT laws apply a general enterprise income tax rate of 25% to both foreign-invested enterprises and domestic enterprises. Preferential tax treatments will continue to be granted to enterprises, which conduct business in certain encouraged sectors and to enterprises otherwise classified as a high and new technology enterprise. In December 2008, the Company’s subsidiaries, Ctrip Computer Technology, Ctrip Travel Information, Ctrip Travel Network and Software Hotel Information obtained approval for the High New Tech Enterprises status. The applicable tax rate for High New Tech Enterprise is 15%, which was effective retroactively as of January 1, 2008. The High New Tech Enterprises qualification has a three-year effective period which expired on December 31, 2010. These four entities reapplied for the qualification in 2011 and 2014, and obtained approval from government authority. The High New Tech Enterprises qualification will expired on December 31, 2016.

In 2002, China’s State Administration of Taxation passed an implementation for the preferential tax treatment in China’s Western Region. Enterprises falling within the Catalog of Encouraged Industries in the Western Region (“Old Catalog”) enjoyed a preferential income tax rate of 15% from 2001 to 2010. In 2011, Chengdu Ctrip and Chengdu Ctrip International obtained approval to use the 15% tax rate for 2010 income tax. The qualification has an effective period which expired on December 31, 2010. The Company applied 25% rate for CIT filling in 2011. In 2012, China’s State Administration of Taxation extended the period to 2020. In 2012, Chengdu Ctrip and Chengdu Ctrip International obtained approval from local tax authorities to apply the 15% tax rate for 2011 tax filing with an effective period from 2012 to 2015. In 2013, Chengdu Information Technology Co., Ltd. (“Chengdu Information”) obtained approval from local tax authorities to apply the 15% tax rate for 2012 tax filing with an effective period from 2013 to 2016. In 2014, a new Catalog of Encouraged Industries in the Western Region (“New Catalog”) has been released. Under the “New Catalog”, the Company may apply the 15% rate for CIT filing upon agreement by the in-charge tax authorities.

In 2013, in accordance with CIT Law, the applicable CIT rates are 25%, except for aforementioned four subsidiaries qualified for High New Tech Enterprises, Chengdu Ctrip, Chengdu Ctrip International and Chengdu Information.

Pursuant to the CIT Law and Circular Caishui [2008]No.1 issued by Ministry of Finance of China on February 22, 2008, the dividends declared out of the profits earned after January 1, 2008 by a foreign invested enterprise(“FIE”) to its immediate holding company outside mainland China would be subject to withholding taxes. A favorable withholding tax rate will be applied if there is a tax treaty arrangement between Mainland China and the jurisdiction of the foreign holding company and other supplementary guidance/requirements stipulated by State Administration of Taxation (“SAT”) and tax treaty are met and proper procedures have been gone through. The Company’s subsidiaries, Ctrip Computer Technology, Ctrip Travel Information, Ctrip Travel Network, and Ctrip Information Technology are considered FIEs and are directly held by our subsidiaries in Hong Kong. According to double tax arrangement between Mainland and Hong Kong Special Administrative Region, dividends payable by an FIE in mainland China to the company in Hong Kong will be subject to 5% withholding tax, subject to approval of the tax authority. All of these foreign invested enterprises will be subject to the withholding tax for their earnings generated after January 1, 2008. The Company expects to indefinitely reinvest undistributed earnings generated after January 1, 2008 in the onshore PRC entities. As a result, no deferred tax liability was provided on the outside basis difference from undistributed earnings after January 1, 2008.

On June 13, 2012, the board of the Company has approved dividend distribution of US$300 million from its PRC subsidiaries to fund a new share repurchase program whereby Ctrip may purchase its own American depositary shares (“ADSs”). The dividends paid by the Company’s PRC subsidiaries to the Company through its Hong Kong subsidiary is subject to a 5% PRC withholding tax, of which RMB95 million (US$15 million) is accrued as of December 31, 2012.

The dividend distribution on June 13, 2012 aforesaid was a one-time event out of the Company’s normal business course, and withholding tax is recorded only for such transaction accordingly. The Company expects to indefinitely reinvest the remaining undistributed earnings generated after January 1, 2008 in the onshore PRC entities. As a result, no additional deferred tax liability was provided on the outside basis difference for the remaining undistributed earnings of RMB4.6 billion after January 1, 2008.

Composition of income tax expense

The current and deferred portion of income tax expense included in the consolidated statements of income for the years ended December 31, 2012, 2013 and 2014 were as follows:

	2012	2013	2014
	RMB	RMB	RMB
Current income tax expense	317,283,820	329,612,294	228,395,153
Deferred tax benefit	(22,757,864)	(35,871,972)	(97,573,997)
Income tax expense	294,525,956	293,740,322	130,821,156

Income tax expense was RMB131 million (US$21 million) in the year ended December 31, 2014, decrease from RMB294 million in the year ended 2013. The effective income tax rate in year ended December 31, 2014 was 97%, as compared to 26% in the year ended 2013, mainly due to an increase in valuation allowance against certain deferred tax assets due to more tax losses generated from certain subsidiaries in 2014 that are not expected to be recovered.

Reconciliation of the differences between statutory tax rate and the effective tax rate

The reconciliation between the statutory CIT rate and the Group’s effective tax rate for the years ended December 31, 2012, 2013 and 2014 were as follows:

	2012	2013	2014
Statutory CIT rate	25%	25%	25%
Tax differential from statutory rate applicable to Subsidiaries	(17)%	(15)%	(98)%
Non-deductible expenses incurred	10%	11%	106%
Change in valuation allowance	3%	5%	64%
Withholding tax	10%	—	—
Effective CIT rate	31%	26%	97%

Significant components of deferred tax assets and liabilities:

	2013	2014
	RMB	RMB
Deferred tax assets:
Loss carry forward	86,735,795	200,151,440
Accrued liability for customer reward related programs	60,078,932	82,762,839
Accrued staff salary	34,842,016	74,414,938
Others	2,058,552	19,623,649
Less: Valuation allowance of deferred tax assets	(86,735,795)	(183,449,500)
Total deferred tax assets	96,979,500	193,503,366

Deferred tax liabilities, non-current:
Recognition of intangible assets arise from business combinations	(63,197,155)	(132,506,644)

Net deferred tax assets	33,782,345	60,996,722

Movement of valuation allowances:

	2012	2013	2014
	RMB	RMB	RMB
Balance at beginning of year	14,785,786	37,852,274	86,735,795
Current year additions	27,991,746	48,883,521	96,713,705
Current year disposal due to divestitures	(4,925,258)	—	—
Balance at end of year	37,852,274	86,735,795	183,449,500

As of December 31, 2013 and 2014, valuation allowance of RMB87 million and RMB183 million was provided for operating loss carry forwards related to certain subsidiary based on then assessment where it is more likely than not that such deferred tax assets will not be realized. If events were to occur in the future that would allow us to realize more of our deferred tax assets than the presently recorded net amount, an adjustment would be made to the deferred tax assets that would increase income for the period when those events occurred.

As of December 31, 2014, the Group had net operating tax loss carry forwards amounted to RMB801 million which will expire from 2015 to 2018 if not used.

The provisions for income taxes for the years ended December 31, 2012, 2013 and 2014 differ from the amounts computed by applying the CIT primarily due to preferential tax rate enjoyed by certain of the Company’s subsidiaries and VIEs in the PRC.

The following table sets forth the effect of preferential tax on China operations:

	2012	2013	2014
	RMB	RMB	RMB
Tax holiday effect	119,971,884	146,321,156	85,036,934
Basic net income per ADS effect	0.88	1.11	0.62
Diluted net income per ADS effect	0.83	0.96	0.56